EXHIBIT 99.1






                                            [LOGO]PHOENIX(R)







                                        Financial Supplement
                                 The Phoenix Companies, Inc.



                                           December 31, 2006







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

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                               TRANSFER AGENT AND REGISTRAR
FIRM                                    ANALYST                    For information or assistance regarding your
A.G. Edwards & Sons, Inc.               J. Jeffrey Hopson          account, please contact our transfer agent and
Citigroup                               Keith Walsh                registrar:
Credit Suisse First Boston (CSFB)       Tom Gallagher              The Phoenix Companies, Inc. C/O The Bank of
Fox-Pitt, Kelton                        John Nadel                 New York, Shareholder Relations,
Friedman, Billings, Ramsey & Co.        Stewart Johnson            P.O. Box 11258, New York, NY  10286-1258
JP Morgan                               Jimmy Bhullar              Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Keefe Bruyette & Woods, Inc.            Jukka Lipponen             Fax: 1-212-815-2777,
Langen McAlenney                        Robert Glasspiegel         e-mail: pnxshareholders@bankofny.com
Lehman Brothers                         Eric Berg                  Web: www.stockbny.com
Merrill Lynch                           Edward A. Spehar
Morgan Stanley                          Ken Zerbe
UBS                                     Andrew Kligerman
                                                                   FOR MORE INFORMATION
                                                                   To receive additional information, including financial
                                                                   supplements and Securities and Exchange Commission filings along with access to other shareholder services,  visit the
                                                                   Investor Relations Section on our Web site at
                                                                   PhoenixWealthManagement.com or contact our Investor Relations
                                                                   Department at:


SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is                 The Phoenix Companies, Inc.
traded on the New York Stock Exchange (NYSE) under the             Investor Relations
symbol "PNX." Our 7.45 percent bond is traded on the NYSE          One American Row
under the symbol "PFX."                                            P.O. Box 5056, Hartford, CT 06102-5056
                                                                   Phone: 1-860-403-7100
                                                                   Fax: 1-860-403-7880
                                                                   e-mail: pnx.ir@phoenixwm.com


For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix uses non-GAAP financial measures such as total segment income, total segment income per share, segment income, pre-tax segment income and EBITDA in evaluating its financial performance. Net income and net income per share are the most directly comparable GAAP measures. Phoenix's non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing Phoenix's performance. A reconciliation of the net income to Phoenix's non-GAAP financial measures is set forth on Pages 2-3 of this document. Investors should note that Phoenix's calculation of these measures may differ from similar measures used by other companies.

Total segment income, and components of and measures derived from total segment income, are internal performance measures used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in Phoenix's operations.

Total segment income represents income from continuing operations, which is a GAAP measure, before realized investment gains and losses, and certain other items.

o Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to management's discretion.

o Certain other items may be excluded from total segment income because we believe they are not indicative of overall operating trends and are items that management believes are non-recurring and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Within its Asset Management segment, management also considers earnings before interest, taxes, depreciation and amortization ("EBITDA"). Management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax segment income before depreciation and amortization of goodwill and intangibles.

Total segment return on equity ("ROE") is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that this measure provides investors with a useful metric to assess the effectiveness of Phoenix's use of capital. ROE is calculated by dividing (i) total segment income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                            DECEMBER 2006 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------


FINANCIAL HIGHLIGHTS.......................................................... 1
FINANCIAL HIGHLIGHTS.......................................................... 2
LIFE AND ANNUITY EARNINGS SUMMARY............................................. 4
   VARIABLE UNIVERSAL LIFE.................................................... 6
   UNIVERSAL LIFE / INTEREST SENSITIVE........................................ 8
   LIFE AND PRIVATE PLACEMENT SALES...........................................10
   ANNUITIES..................................................................12
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION....................................14
ASSET MANAGEMENT..............................................................16
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT........................18
VENTURE CAPITAL SEGMENT.......................................................20
CORPORATE AND OTHER...........................................................22
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT................................24
CONSOLIDATING FOURTH QUARTER 2006 INCOME STATEMENT............................26
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY...........................27
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY..................................28
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS.............................29
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES..........................31

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2006 (unaudited)
(amount in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                           December 31,
                                                  ----------------------------------------------------------------------------------
                                                      2006              2005             2004             2003             2002
                                                 --------------    --------------   --------------   --------------   --------------
General Account Invested Assets                   $   16,107.8      $   16,717.2     $   17,334.6     $   17,242.8     $   16,812.8
Separate Account Assets                                9,458.6           7,722.2          6,950.3          6,083.2          4,371.2
Total Assets                                          28,973.2          27,716.2         28,362.6         27,559.2         25,235.9
Indebtedness                                             685.4             751.9            690.8            639.0            644.3
Total Stockholders' Equity                             2,236.1           2,007.1          2,022.4          1,947.8          1,826.8
Total Stockholders' Equity, excluding SFAS
  115, other accumulated OCI and FIN 46-R              2,364.6           2,118.9     $    2,018.5     $    1,925.3     $    1,937.1
Average Equity, excluding other accumulated
  OCI, FIN 46-R and Discontinued Operations (1)   $    2,251.8      $    2,028.6

Debt to Total Capitalization                             23.5%             27.3%            25.5%            24.7%            26.1%

Book Value Per Share                              $      19.67      $      21.10     $      21.32     $      20.62     $      19.43
Book Value Per Share, excluding SFAS 115 and
  other accumulated OCI                           $      20.33      $      21.72     $      20.70     $      19.96     $      20.19
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R              $      20.80      $      22.28     $      21.27     $      20.39     $      20.64
Period-end Common Shares Outstanding (2)                 113.7              95.1             94.9             94.4             94.0
                                                 ==============    ==============   ==============   ==============   ==============

------------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                     $      174.0      $      204.2     $      204.1     $      175.0     $      175.0
Senior Unsecured Bonds - due 2008                        153.7             153.7            153.7            153.7            153.7
Senior Unsecured Bonds - due 2032                        300.0             300.0            300.0            300.0            300.0
Interest Rate Swap                                         0.5               2.0              8.0             10.3             15.6
Bank Credit Facility                                                        25.0             25.0
Other                                                     57.2              67.0
                                                 --------------    --------------   --------------   --------------   --------------
Total Indebtedness                                $      685.4      $      751.9     $      690.8     $      639.0     $      644.3
                                                 ==============    ==============   ==============   ==============   ==============

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STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY (2)
Capital, Surplus and Surplus Notes                $      932.4      $      885.5     $      814.6     $      762.9     $      861.0
Asset Valuation Reserve (AVR)                            187.8             210.7            213.6            198.6            147.0
                                                 --------------    --------------   --------------   --------------   --------------
Capital, Surplus, Surplus Notes and AVR           $    1,120.2      $    1,096.2     $    1,028.2     $      961.5     $    1,008.0
                                                 ==============    ==============   ==============   ==============   ==============
Policyholder Dividend Liability                   $      348.9      $      356.1     $      403.3     $      408.5     $      403.0
Interest Maintenance Reserve                      $      (44.3)     $      (23.1)    $      (31.3)    $      (30.2)    $       (2.0)
Statutory Gain From Operations                    $      131.6      $      106.2     $       35.1     $       69.7     $       44.5
Statutory Net Income                              $      162.0      $       61.0     $       47.1     $       21.5     $        7.5
                                                 ==============


(1) This average equity is used for the calculation of segment return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. December 2006 amounts are preliminary.

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
THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Fourth Quarter 2006 (unaudited)
(amount in millions, except per share data)

INCOME STATEMENT SUMMARY                                                                   December 31,
                                                               ---------------------------------------------------------------------
                                                                   2006          2005          2004          2003          2002
                                                               ------------  ------------  ------------  ------------  ------------
SEGMENT INCOME
Life Insurance (1)                                              $    209.7    $    180.5     $   130.1     $   100.4     $    99.8
Annuities (1)                                                          4.0          12.0          12.7          (1.0)        (19.5)
                                                               ------------  ------------   ------------  ------------  ------------
Life and Annuity Segment                                             213.7         192.5         142.8          99.4          80.3
Asset Management Segment                                             (28.6)        (10.5)          0.1          (8.7)        (69.9)
Venture Capital Segment (2)                                                         14.8          19.3          36.2         (59.3)
Corporate and Other Segment                                          (60.3)        (69.6)        (59.1)        (47.8)        (40.0)
                                                               ------------  ------------   ------------  ------------  ------------
TOTAL SEGMENT INCOME (LOSS), BEFORE INCOME TAXES                     124.8         127.2         103.1          79.1         (88.9)
Applicable Income Taxes (Benefit)                                     36.6          25.5          22.5          21.8         (28.5)
                                                               ------------  ------------   ------------  ------------  ------------
TOTAL SEGMENT INCOME (LOSS)                                           88.2         101.7          80.6          57.3         (60.4)
Net Realized Investment Gains (Losses)                                21.8          25.5           5.7           3.2         (39.3)
Realized Gains (Losses) - Investments Pledged
  as Collateral Consolidated Under FIN 46-R                           (1.0)          1.3         (12.9)         (2.4)        (26.3)
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                                                     (7.0)         55.9         (55.0)
Share of Aberdeen's Extraordinary Charge for
  FSA Settlement                                                                                 (14.7)
Surplus Notes Tender Costs                                                                        (6.4)
Management Restructuring and Early Retirement
  Costs                                                               (9.1)        (12.4)        (21.9)         (8.5)        (28.5)
Deferred Policy Acquisition Cost Adjustments                                                                                  15.1
Demutualization Related Items, Net                                                                                            (1.3)
Other income                                                                                                     1.3
                                                               ------------  ------------   ------------  ------------  ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                              99.9         109.1          86.3          (4.1)       (140.7)
Income (Loss) from Discontinued Operations                                          (0.7)          0.1          (2.1)         (1.3)
                                                               ------------  ------------   ------------  ------------  ------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES          99.9         108.4          86.4          (6.2)       (142.0)
Cumulative Effect of Accounting changes                                                                                     (130.3)
                                                               ------------  ------------   ------------  ------------  ------------
NET INCOME (LOSS)                                               $     99.9    $    108.4     $    86.4     $    (6.2)    $  (272.3)
                                                               ============  ============   ============  ============  ============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                                  110.9          95.0          94.7          94.2          97.9
                                                               ------------  ------------   ------------  ------------  ------------
Total Segment Income (Loss) Per Share                           $     0.79    $     1.07     $    0.85     $    0.61     $   (0.62)
Net Income (Loss) Per Share                                     $     0.90    $     1.14     $    0.91     $   (0.07)    $   (2.78)

DILUTED

Weighted-Average Shares Outstanding and
  Dilutive Potential Common Shares (3)                               113.1         102.4         100.8          96.6          97.9
                                                               ------------  ------------   ------------  ------------  ------------
Total Segment Income (Loss) Per Share                           $     0.78    $      0.99    $    0.80     $    0.59     $   (0.62)
Net Income (Loss) Per Share                                     $     0.88    $      1.06    $    0.86     $   (0.07)    $   (2.78)
                                                               ============


(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement.
     This reclassification has been made for all periods presented.

(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

(3) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 100.8 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

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
THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Fourth Quarter 2006 (unaudited)
(amount in millions, except per share data)

SEGMENT INCOME                                           2005                                            2006
                                    ------------------------------------------------- ----------------------------------------------
Quarters ended                         March        June      September    December     March        June     September    December
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Life Insurance (1)                   $    38.0   $    68.3   $     38.1   $    36.1   $    32.6   $    42.1   $    51.2   $    83.8
Annuities (1)                              6.0        (9.6)         6.9         8.7         5.7         0.5         6.0        (8.2)
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Life and Annuity Segment                  44.0        58.7         45.0        44.8        38.3        42.6        57.2        75.6
Asset Management Segment                  (1.7)        0.1        (10.1)        1.2       (34.6)        1.3         6.6        (1.9)
Venture Capital Segment (2)               (2.2)        2.7         12.7         1.6
Corporate and Other Segment              (16.3)      (16.4)       (18.7)      (18.2)      (17.4)      (13.9)      (14.3)      (14.7)
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
TOTAL SEGMENT INCOME (LOSS),
  BEFORE INCOME TAXES                     23.8        45.1         28.9        29.4       (13.7)       30.0        49.5        59.0
Applicable Income Taxes (Benefit)          7.0        14.2          2.5         1.8        (7.5)        9.6        11.8        22.7
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
TOTAL SEGMENT INCOME (LOSS)               16.8        30.9         26.4        27.6        (6.2)       20.4        37.7        36.3
Net Realized Investment
  Gains (Losses)                           1.1        (0.6)         1.1        23.9        11.4         2.9        (2.0)        9.5
Realized Gains (Losses) -
  Investments Pledged as Collateral
  Consolidated Under FIN 46-R              0.4        (1.2)         0.9         1.2        (1.0)        0.1         0.1        (0.2)
Realized and Unrealized Losses on
  Equity Investment in Aberdeen           (7.0)
Management Restructuring and Early
  Retirement Costs                        (1.9)       (6.7)        (1.3)       (2.5)       (2.5)       (3.8)       (1.5)       (1.3)
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
INCOME FROM CONTINUING OPERATIONS          9.4        22.4         27.1        50.2         1.7        19.6        34.3        44.3
Loss from Discontinued Operations                                  (0.7)
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
NET INCOME                           $     9.4   $    22.4   $    26.4    $    50.2   $     1.7   $    19.6   $    34.3   $    44.3
                                    =========== =========== ============ =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------ ----------- ----------- -----------

EARNINGS PER SHARE
BASIC

Weighted-Average Shares
  Outstanding                             94.9        95.0         95.1        95.1       103.6       112.7       113.6       113.7
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Total Segment Income (Loss)
  Per Share                          $    0.18   $    0.32   $     0.28   $    0.29   $   (0.06)  $    0.18   $    0.33   $    0.32
  Net Income Per Share               $    0.10   $    0.24   $     0.28   $    0.53   $    0.02   $    0.17   $    0.30   $    0.39

DILUTED
Weighted-Average Shares
  Outstanding and Dilutive
  Potential Common Shares                102.3       101.1        102.4       103.5       106.2       115.9       116.0       115.4
                                    ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Total Segment Income (Loss)
  Per Share                          $    0.16   $    0.31   $     0.26   $    0.27   $   (0.06)  $    0.18   $    0.32   $    0.31
Net Income Per Share                 $    0.09   $    0.22   $     0.26   $    0.48   $    0.02   $    0.17   $    0.30   $    0.38
                                                                                                                         -----------


(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

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
THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                                                 December 31,
                                                     ---------------------------------------------------------------
                                                         2006         2005         2004         2003          2002
                                                     -----------  -----------  -----------  -----------  -----------
Variable Universal Life                               $    52.7    $    69.6    $    35.7    $    35.0    $    35.9
Universal Life (1)                                         53.3         47.9         34.4         21.7         26.3
Other Life and Annuity (2) (3)                              2.7          1.5          1.6          0.1         (0.7)
                                                     -----------  -----------  -----------  -----------  -----------
TOTAL, NON-TRADITIONAL LIFE                               108.7        119.0         71.7         56.8         61.5
                                                     -----------  -----------  -----------  -----------  -----------
Traditional Life, excluding Closed Block                   31.2        (11.7)       (18.3)       (36.5)       (35.1)
Traditional Life, Closed Block                             69.8         73.2         76.7         80.1         73.4
                                                     -----------  -----------  -----------  -----------  -----------
TOTAL TRADITIONAL LIFE (3)                                101.0         61.5         58.4         43.6         38.3
                                                     -----------  -----------  -----------  -----------  -----------
TOTAL, LIFE INSURANCE                                     209.7        180.5        130.1        100.4         99.8
Annuities (3)                                               4.0         12.0         12.7         (1.0)       (19.5)
                                                     -----------  -----------  -----------  -----------  -----------
SEGMENT INCOME, BEFORE INCOME TAXES                       213.7        192.5        142.8         99.4         80.3
Allocated Income Taxes (4)                                 67.9         51.3         36.4         31.1         28.0
                                                     -----------  -----------  -----------  -----------  -----------
SEGMENT INCOME                                        $   145.8    $   141.2    $   106.4    $    68.3    $    52.3
                                                     ===========  ===========  ===========  ===========  ===========


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with Annuities. These reclassifications have been made for all periods presented.
(4) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Fourth Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                           2005                                            2006
                                    -----------------------------------------------  -----------------------------------------------
Quarters ended                         March        June      September    December      March       June      September   December
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Variable Universal Life              $     9.1   $    37.8   $    13.9   $     8.8    $     8.5   $     9.2   $    11.0   $    24.0
Universal Life (1)                        10.3        23.1         7.6         7.0          7.9        11.4        17.1        16.9
Other Life and Annuity (2) (3)             0.4         0.5        (0.0)        0.5          0.4         0.9         0.6         0.8
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
TOTAL, NON-TRADITIONAL LIFE               19.8        61.4        21.5        16.3         16.8        21.5        28.7        41.7
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
Traditional Life, excluding Closed
  Block                                   (0.1)      (11.4)       (1.7)        1.5         (1.7)        3.2         5.1        24.6
Traditional Life, Closed Block            18.3        18.3        18.3        18.3         17.4        17.4        17.4        17.5
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
TOTAL TRADITIONAL LIFE (3)                18.2         6.9        16.6        19.8         15.8        20.6        22.5        42.1
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
TOTAL, LIFE INSURANCE                     38.0        68.3        38.1        36.1         32.6        42.1        51.2        83.8
Annuities (3)                              6.0        (9.6)        6.9         8.7          5.7         0.5         6.0        (8.2)
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
SEGMENT INCOME, BEFORE INCOME TAXES       44.0        58.7        45.0        44.8         38.3        42.6        57.2        75.6
Allocated Income Taxes                    14.0        19.1         8.6         9.6         12.0        13.0        15.1        27.8
                                    ----------- ----------- ----------- -----------  ----------- ----------- ----------- -----------
SEGMENT INCOME                       $    30.0   $    39.6   $    36.4   $    35.2    $    26.3   $    29.6   $    42.1   $    47.8
                                    =========== =========== =========== ===========  =========== =========== =========== ===========

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with annuities. These reclassifications have been made for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2006 (unaudited)
($ in millions)
                                                                             December 31,
                                  ----------------------------------------------------------------------------------------
                                         2006              2005              2004              2003             2002
                                  ----------------- ----------------- ----------------- ----------------- ----------------
PRE-TAX INCOME
Fees                               $          27.6   $          32.5   $          29.6   $          30.1   $         31.4
Cost of Insurance (COI)                       77.8              76.7              74.6              72.1             66.4
Interest Earned                                9.2               6.3               5.9               5.6              7.0
Surrender Charges                              6.7               7.1               6.9               6.9              4.4
                                  ----------------- ----------------- ----------------- ----------------- ----------------
TOTAL REVENUES                               121.3             122.6             117.0             114.7            109.2
                                  ----------------- ----------------- ----------------- ----------------- ----------------
Net Death and Disability Benefits             31.9              28.5              30.5              23.2             22.9
Interest Credited                              4.8               4.6               3.7               3.6              3.7
DAC Amortized                                  8.4              (4.4)             22.2              20.8             16.6
Operating Expenses                            23.5              24.3              24.9              32.1             30.1
                                  ----------------- ----------------- ----------------- ----------------- ----------------
TOTAL EXPENSES                                68.6              53.0              81.3              79.7             73.3
                                  ----------------- ----------------- ----------------- ----------------- ----------------
OPERATING INCOME BEFORE TAX        $          52.7   $          69.6   $          35.7   $          35.0   $         35.9
                                  ================= ================= ================= ================= ================

---------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions        $          13.5   $          13.6   $          16.3   $          21.4   $         36.6
Controllable Expenses and Other               29.6              26.8              34.0              44.6             61.6
                                  ----------------- ----------------- ----------------- ----------------- ----------------
TOTAL CURRENT EXPENSES                        43.1              40.4              50.3              66.0             98.2
Deferred Acquisition Costs                   (19.6)            (16.1)            (25.4)            (33.9)           (68.1)
                                  ----------------- ----------------- ----------------- ----------------- ----------------
OPERATING EXPENSES                 $          23.5   $          24.3   $          24.9   $          32.1   $         30.1
                                  ================= ================= ================= ================= ================

---------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                           $         182.5   $         217.9   $         245.5   $         353.4   $        465.7
Surrenders                                  (118.4)            (94.2)            (75.4)            (69.4)           (37.6)
                                  ----------------- ----------------- ----------------- ----------------- ----------------
NET SALES                                     64.1             123.7             170.1             284.0            428.1
Deaths                                        (4.7)             (3.6)             (2.2)             (1.4)            (1.8)
Interest Credited                            259.9             141.5             170.0             262.7           (150.6)
Fees                                         (30.4)            (30.3)            (31.0)            (36.4)           (35.8)
Cost of Insurance                            (75.8)            (74.6)            (72.4)            (69.8)           (66.4)
                                  ----------------- ----------------- ----------------- ----------------- ----------------
CHANGE IN FUM                                213.1             156.7             234.5             439.1            173.5
Beginning Balance                          2,099.8           1,943.1           1,708.6           1,269.5          1,096.0
                                  ----------------- ----------------- ----------------- ----------------- ----------------
ENDING FUND BALANCE                $       2,312.9   $       2,099.8   $       1,943.1   $       1,708.6   $      1,269.5
                                  ================= ================= ================= ================= ================

Life Insurance In Force (1)        $      24,164.6   $      24,767.7   $      25,382.0   $      24,603.0   $     23,788.2
                                  ================= ================= ================= ================= ================

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Fourth Quarter 2006 (unaudited)
($ in millions)
                                                           2005                                            2006
                                     ----------------------------------------------- ----------------------------------------------
Quarters ended                          March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
PRE-TAX INCOME
Fees                                  $     7.4   $    10.3   $     6.9   $     8.0   $     7.2   $     7.5   $     7.2   $     5.7
Cost of Insurance (COI)                    19.0        19.1        19.2        19.4        19.6        19.4        19.3        19.5
Interest Earned                             1.5         1.4         2.0         1.3         1.6         1.9         3.1         2.6
Surrender Charges                           1.9         1.7         1.6         1.8         2.1         1.8         1.6         1.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL REVENUES                             29.8        32.5        29.7        30.5        30.5        30.6        31.2        29.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Net Death and Disability Benefits           8.9         8.3         3.9         7.3         8.3         7.3         7.5         8.8
Interest Credited                           1.2         1.1         1.1         1.1         1.0         1.0         1.4         1.4
DAC Amortized                               4.3       (21.1)        4.4         8.0         6.8         6.8         6.0       (11.2)
Operating Expenses                          6.3         6.4         6.4         5.3         5.9         6.3         5.3         6.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL EXPENSES                             20.7        (5.3)       15.8        21.7        22.0        21.4        20.2         5.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

OPERATING INCOME BEFORE TAX           $     9.1   $    37.8   $    13.9   $     8.8   $     8.5   $     9.2   $    11.0   $    24.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions           $     3.6   $     3.4   $     3.3   $     3.4   $     2.9   $     3.4   $     3.5   $     3.7
Controllable Expenses and Other             6.8         7.4         6.9         5.6         6.8         8.7         6.5         7.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL CURRENT EXPENSES                     10.4        10.8        10.2         9.0         9.7        12.1        10.0        11.3
Deferred Acquisition Costs                 (4.1)       (4.4)       (3.8)       (3.7)       (3.8)       (5.8)       (4.7)       (5.3)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
OPERATING EXPENSES                    $     6.3   $     6.4   $     6.4   $     5.3   $     5.9   $     6.3   $     5.3   $     6.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                              $    63.3   $    49.0   $    43.1   $    62.5   $    46.0   $    52.8   $    36.5   $    47.2
Surrenders                                (27.4)      (19.6)      (24.1)      (23.1)      (19.2)      (50.1)      (22.3)      (26.8)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
NET SALES                                  35.9        29.4        19.0        39.4        26.8         2.7        14.2        20.4
Deaths                                     (0.9)       (0.7)       (0.2)       (1.8)       (2.7)       (0.8)       (0.8)       (0.4)
Interest Credited                          (9.3)       22.0        79.0        49.8       101.0       (16.0)       61.0       113.9
Fees                                       (7.5)       (7.7)       (7.3)       (7.8)       (7.1)       (8.1)       (7.2)       (8.0)
Cost of Insurance                         (18.4)      (18.6)      (18.7)      (18.9)      (18.9)      (18.9)      (18.8)      (19.2)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
CHANGE IN FUM                              (0.2)       24.4        71.8        60.7        99.1       (41.1)       48.4       106.7
Beginning Balance                       1,943.1     1,942.9     1,967.3     2,039.1     2,099.8     2,198.9     2,157.8     2,206.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
ENDING FUND BALANCE                   $ 1,942.9   $ 1,967.3   $ 2,039.1   $ 2,099.8   $ 2,198.9   $ 2,157.8   $ 2,206.2   $ 2,312.9
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Life Insurance In Force (1)           $25,189.9   $25,041.0   $24,930.2   $24,767.7   $24,652.2   $24,257.5   $24,164.2   $24,164.6
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) 2006 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                                                    December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
PRE-TAX INCOME
Fees                                              $       27.2     $       17.9     $       19.1     $       17.3      $       11.9
Cost of Insurance (COI)                                  184.9            109.9             90.7             78.9              71.6
Interest Earned                                          116.5            108.7            100.4             98.2             108.4
Surrender Charges                                          3.7              3.2              3.2              2.5               3.9
                                                 --------------   --------------   --------------   --------------    --------------
TOTAL REVENUES                                           332.3            239.7            213.4            196.9             195.8
                                                 --------------   --------------   --------------   --------------    --------------

Net Death and Disability Benefits                         98.0             61.8             58.4             51.4              39.5
Interest Credited                                         79.6             74.5             74.6             78.0              85.7
DAC Amortized                                             55.5             17.9             20.3             17.7              16.7
Operating Expenses                                        45.9             37.6             25.7             28.1              27.6
                                                 --------------   --------------   --------------   --------------    --------------
TOTAL EXPENSES                                           279.0            191.8            179.0            175.2             169.5
                                                 --------------   --------------   --------------   --------------    --------------

OPERATING INCOME BEFORE TAX                       $       53.3     $       47.9     $       34.4     $       21.7      $       26.3
                                                 ==============   ==============   ==============   ==============    ==============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                       $      104.9     $       51.1     $       24.9     $       28.2      $       15.2
Controllable Expenses and Other                          176.2             96.5             64.3             74.8              52.6
                                                 --------------   --------------   --------------   --------------    --------------
TOTAL CURRENT EXPENSES                                   281.1            147.6             89.2            103.0              67.8
Deferred Acquisition Costs                              (235.2)          (110.0)           (63.5)           (74.9)            (40.2)
                                                 --------------   --------------   --------------   --------------    --------------
OPERATING EXPENSES                                $       45.9     $       37.6     $       25.7     $       28.1      $       27.6
                                                 ==============   ==============   ==============   ==============    ==============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                          $      417.1     $      297.8     $      229.4     $      217.8      $      149.3
Surrenders                                               (84.7)           (94.1)          (126.2)          (118.6)           (107.4)
                                                  --------------   --------------   --------------   --------------   --------------
NET SALES                                                332.4            203.7            103.2             99.2              41.9
Deaths                                                   (20.5)           (22.3)           (16.9)           (19.4)            (25.0)
Interest Credited                                         79.6             78.7             74.6             78.0              85.8
Fees                                                     (36.6)           (26.8)           (23.5)           (24.9)            (16.7)
Cost of Insurance                                       (184.9)          (109.9)           (90.7)           (78.9)            (71.6)
                                                 --------------   --------------   --------------   --------------    --------------
CHANGE IN FUM                                            170.0            123.4             46.7             54.0              14.4
Beginning Balance                                      1,734.1          1,610.7          1,564.0          1,510.0           1,495.6
                                                 --------------   --------------   --------------   --------------    --------------
ENDING FUND BALANCE                               $    1,904.1     $    1,734.1     $    1,610.7     $    1,564.0      $    1,510.0
                                                 ==============   ==============   ==============   ==============    ==============

Life Insurance In Force                           $   20,402.1     $   16,303.0     $   14,103.7     $   12,830.3      $   10,476.7
                                                 ==============   ==============   ==============   ==============    ==============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Fourth Quarter 2006 (unaudited)
($ in millions)


                                                          2005                                            2006
PRE-TAX INCOME                       ----------------------------------------------- ----------------------------------------------
Quarters ended                          March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Fees                                  $     4.7   $     1.2   $     4.9   $     7.1   $     8.0   $     5.4   $     7.0   $     6.8
Cost of Insurance (COI)                    24.0        24.9        27.6        33.4        42.0        44.5        46.5        51.9
Interest Earned                            25.4        26.2        28.6        28.5        27.0        29.1        29.7        30.7
Surrender Charges                           0.5         0.7         0.9         1.1         1.0         0.3         1.7         0.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL REVENUES                             54.6        53.0        62.0        70.1        78.0        79.3        84.9        90.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Net Death and Disability Benefits          13.9        13.5        16.1        18.1        27.6        23.9        15.8        30.7
Interest Credited                          18.5        18.4        18.9        18.8        19.4        19.8        19.9        20.5
DAC Amortized                               6.3       (10.2)        9.1        12.8         9.6        13.7        21.9        10.3
Operating Expenses                          5.6         8.2        10.3        13.4        13.5        10.5        10.2        11.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL EXPENSES                             44.3        29.9        54.4        63.1        70.1        67.9        67.8        73.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

OPERATING INCOME BEFORE TAX           $    10.3   $    23.1   $     7.6   $     7.0   $     7.9   $    11.4   $    17.1   $    16.9
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions           $     5.4   $     7.1   $    12.6   $    26.0   $    34.7   $    14.1   $    21.6   $    34.5
Controllable Expenses and Other            13.8        16.2        23.1        43.3        51.6        32.2        35.9        56.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL CURRENT EXPENSES                     19.2        23.3        35.7        69.3        86.3        46.3        57.5        91.0
Deferred Acquisition Costs                (13.6)      (15.1)      (25.4)      (55.9)      (72.8)      (35.8)      (47.3)      (79.3)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
OPERATING EXPENSES                    $     5.6   $     8.2   $    10.3   $    13.4   $    13.5   $    10.5   $    10.2   $    11.7
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                              $    54.9   $    57.7   $    73.9   $   111.3   $   135.5   $    73.7   $    88.7   $   119.2
Surrenders                                (23.3)      (24.7)      (27.4)      (18.7)      (22.5)      (21.3)      (22.4)      (18.5)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
NET SALES                                  31.6        33.0        46.5        92.6       113.0        52.4        66.3       100.7
Deaths                                     (4.6)       (7.0)       (5.8)       (4.9)       (6.8)       (5.4)       (5.1)       (3.2)
Interest Credited                          18.5        18.4        18.8        23.0        19.4        19.8        19.9        20.5
Fees                                       (4.9)       (5.2)       (7.1)       (9.6)      (11.4)       (6.5)       (8.2)      (10.5)
Cost of Insurance                         (24.0)      (24.9)      (27.6)      (33.4)      (42.0)      (44.5)      (46.4)      (52.0)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
CHANGE IN FUM                              16.6        14.3        24.8        67.7        72.2        15.8        26.5        55.5
Beginning Balance                       1,610.7     1,627.3     1,641.6     1,666.4     1,734.1     1,806.3     1,822.1     1,848.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
ENDING FUND BALANCE                   $ 1,627.3   $ 1,641.6   $ 1,666.4   $ 1,734.1   $ 1,806.3   $ 1,822.1   $ 1,848.6   $ 1,904.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Life Insurance In Force               $14,328.7   $14,583.3   $15,126.3   $16,303.0   $17,667.4   $18,217.0   $19,025.8   $20,402.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2006 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                                                December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
WHOLESALER CHANNEL
Variable Universal Life                           $       16.7     $       16.1     $       18.2     $       30.1      $       62.5
Universal Life/Interest Sensitive                        221.9            104.4             47.5             67.5              36.9
Term Life                                                 20.3             16.4             15.3             19.2              15.1
Participating Whole Life                                                                                      0.6               4.8
                                                 --------------   --------------   --------------   --------------    --------------
Life Insurance Annualized Premium (1)                    258.9            136.9             81.0            117.4             119.3
                                                 ==============   ==============   ==============   ==============    ==============

Variable Universal Life                                    8.6              6.4             10.8             20.1              25.1
Universal Life/Interest Sensitive                         61.8             49.2             53.2             61.6              29.9
Participating Whole Life                                                                                                        0.8
                                                 --------------   --------------   --------------   --------------    --------------

Life Insurance Single Premium                             70.4             55.6             64.0             81.7              55.8
                                                 ==============   ==============   ==============   ==============    ==============

Variable Universal Life                                   25.3             22.5             29.0             50.2              87.6
Universal Life/Interest Sensitive                        283.7            153.6            100.7            129.1              66.8
Term Life                                                 20.3             16.4             15.3             19.2              15.1
Participating Whole Life                                                                                      0.6               5.6
                                                 --------------   --------------   --------------   --------------    --------------
Total Wholesaler Life Insurance Premium (2)       $      329.3     $      192.5     $      145.0     $      199.1      $      175.1
                                                 ==============   ==============   ==============   ==============    ==============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized
  and single)                                     $       33.5     $       46.5     $       60.1     $      149.5      $      222.5
Annuity                                                1,020.2            773.8            152.6            394.9             142.6
                                                 --------------   --------------   --------------   --------------    --------------
Total Private Placement Life and
  Annuity Deposits                                $    1,053.7     $      820.3     $      212.7     $      544.4      $      365.1
                                                 ==============   ==============   ==============   ==============    ==============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT          $    4,055.5     $    2,776.4     $    1,898.5     $    1,535.5      $      864.7
                                                 ==============   ==============   ==============   ==============    ==============


(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                           2005                                            2006
LIFE INSURANCE SALES                 ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
WHOLESALER CHANNEL
Variable Universal Life               $     6.2   $     3.5   $     3.1   $     3.2   $     2.8   $     4.9   $     3.2   $     5.8
Universal Life/Interest Sensitive          10.8        14.1        22.5        56.9        83.5        30.2        42.4        65.8
Term Life                                   3.8         3.8         3.9         5.0         5.5         4.5         4.7         5.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Life Insurance Annualized
  Premium (1)                              20.8        21.4        29.5        65.1        91.8        39.6        50.3        77.2
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Variable Universal Life                     0.8         1.6         1.8         2.3         1.1         2.1         2.8         2.6
Universal Life/Interest Sensitive           8.5        11.4        11.6        17.7        18.0         9.1        15.5        19.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Life Insurance Single Premium               9.3        13.0        13.4        20.0        19.1        11.2        18.3        21.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Variable Universal Life                     7.0         5.1         4.9         5.5         3.9         7.0         6.0         8.4
Universal Life/Interest Sensitive          19.3        25.5        34.2        74.6       101.5        39.3        57.9        85.0
Term Life                                   3.8         3.8         3.8         5.0         5.5         4.5         4.7         5.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Wholesaler Life Insurance
  Premium (2)                         $    30.1   $    34.4   $    42.9   $    85.1   $   110.9   $    50.8   $    68.6   $    99.0
                                     =========== =========== =========== =========== =========== =========== =========== ===========

PRIVATE PLACEMENT LIFE AND
  ANNUITY DEPOSITS
Variable Universal Life
  (annualized and single)             $    14.3   $    11.3   $     2.3   $    18.6   $     8.5   $    17.3   $     1.7   $     6.0
Annuity                                   487.6        11.9        11.0       263.3         3.4        42.6        33.1       941.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Private Placement Life and
  Annuity Deposits                    $   501.9   $    23.2   $    13.3   $   281.9   $    11.9   $    59.9   $    34.8   $   947.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

PRIVATE PLACEMENT FUNDS UNDER
  MANAGEMENT                          $ 2,414.5   $ 2,343.1   $ 2,431.6   $ 2,776.4   $ 2,783.9   $ 2,912.2   $ 2,989.5   $ 4,055.5
                                     =========== =========== =========== =========== =========== =========== =========== ===========


(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                                                    December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
PRE-TAX INCOME
Fees                                              $       66.9     $       65.4     $       63.8     $       57.2      $       57.4
Surrender Charges                                          6.3              7.0              5.8              7.4               6.6
Interest earned on GIA and Required Interest             131.7            165.1            158.0            150.1             109.1
                                                 --------------   --------------   --------------   --------------    --------------
TOTAL REVENUES                                           204.9            237.5            227.6            214.7             173.1
                                                 --------------   --------------   --------------   --------------    --------------

Mortality Cost                                             5.8              6.6              8.9              4.4              12.0
DAC Amortized                                             66.6             62.6             35.7             26.5              35.1
Interest Credited                                         87.4            112.1            123.2            133.0              99.4
Operating Expenses                                        41.1             44.2             47.1             51.7              46.1
                                                 --------------   --------------   --------------   --------------    --------------
TOTAL EXPENSES                                           200.9            225.5            214.9            215.6             192.6
                                                 --------------   --------------   --------------   --------------    --------------

OPERATING INCOME (LOSS) BEFORE TAX                $        4.0     $       12.0     $       12.7     $       (1.0)     $      (19.5)
                                                 ==============   ==============   ==============   ==============    ==============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                       $       39.7     $       38.2     $       42.6     $       51.1      $       81.4
Controllable Expenses and Other                           40.8             37.9             48.2             66.1              67.3
                                                 --------------   --------------   --------------   --------------    --------------
TOTAL CURRENT EXPENSES                                    80.5             76.1             90.8            117.2             148.7
Deferred Acquisition Costs                               (39.4)           (31.9)           (43.7)           (65.5)           (102.6)
                                                 --------------   --------------   --------------   --------------    --------------
OPERATING EXPENSES                                $       41.1     $       44.2     $       47.1     $       51.7      $       46.1
                                                 ==============   ==============   ==============   ==============    ==============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                          $    1,443.9     $    1,113.5     $      671.2     $    1,428.3      $    2,258.4
Surrenders                                            (1,596.1)        (1,180.9)          (803.1)          (865.6)           (754.4)
                                                 --------------   --------------   --------------   --------------    --------------
NET SALES                                               (152.2)           (67.4)          (131.9)           562.7           1,504.0
Deaths                                                   (87.0)           (80.2)           (81.6)           (71.4)            (40.6)
Interest Credited                                        949.6            545.8            628.2            895.2            (330.6)
Fees                                                     (70.9)           (63.0)           (59.8)           (57.7)            (58.8)
                                                 --------------   --------------   --------------   --------------    --------------
CHANGE IN FUM                                            639.5            335.2            354.9          1,328.8           1,074.0
Beginning Balance                                      8,038.1          7,702.9          7,348.0          6,019.2           4,945.2
                                                 --------------   --------------   --------------   --------------    --------------
ENDING FUND BALANCE                               $    8,677.6     $    8,038.1     $    7,702.9     $    7,348.0      $    6,019.2
                                                 ==============   ==============   ==============   ==============    ==============

VA Funds in Guaranteed Interest Accounts (1)      $    1,030.8     $    1,553.8     $    1,939.1     $    2,067.4      $    2,159.3
                                                 ==============   ==============   ==============   ==============    ==============

Fixed Annuities (1)                               $      720.5     $    1,011.4     $    1,175.5     $    1,216.3      $      902.1
                                                 ==============   ==============   ==============   ==============    ==============


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                          2005                                            2006
Quarters ended                       ----------------------------------------------- -----------------------------------------------
                                        March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
PRE-TAX INCOME
Fees                                  $    16.5   $    16.1   $    16.3   $    16.5   $    16.6   $    16.8   $    16.3   $    17.2
Surrender Charges                           1.9         2.0         1.3         1.8         1.5         1.7         1.6         1.5
Interest earned on GIA and
  Required Interest                        41.6        39.9        41.0        42.6        35.5        34.3        30.8        31.1
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL REVENUES                             60.0        58.0        58.6        60.9        53.6        52.8        48.7        49.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Mortality Cost                              1.1         2.2         0.6         2.7         0.3         1.4         1.9         2.2
DAC Amortized                              13.6        24.7        12.3        12.0        11.2        16.3        12.0        27.1
Interest Credited                          29.2        28.5        27.7        26.7        25.1        24.2        19.2        18.9
Operating Expenses                         10.1        12.2        11.1        10.8        11.3        10.4         9.6         9.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL EXPENSES                             54.0        67.6        51.7        52.2        47.9        52.3        42.7        58.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

OPERATING INCOME (LOSS)
  BEFORE TAX                          $     6.0   $    (9.6)  $     6.9   $     8.7   $     5.7   $     0.5   $     6.0   $    (8.2)
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions           $     9.8   $     9.2   $     9.7   $     9.5   $     9.9   $    10.2   $     9.1   $    10.5
Controllable Expenses
  and Other                                 8.5         9.9         9.7         9.8        10.1         9.7         9.6        11.4
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
TOTAL CURRENT EXPENSES                     18.3        19.1        19.4        19.3        20.0        19.9        18.7        21.9
Deferred Acquisition Costs                 (8.2)       (6.9)       (8.3)       (8.5)       (8.7)       (9.5)       (9.1)      (12.1)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
OPERATING EXPENSES                    $    10.1   $    12.2   $    11.1   $    10.8   $    11.3   $    10.4   $     9.6   $     9.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                              $   580.9   $    93.5   $    92.5   $   346.6   $    96.3   $   147.1   $   136.7   $ 1,063.8
Surrenders                               (227.5)     (337.4)     (294.3)     (321.7)     (490.7)     (556.7)     (306.1)     (242.6)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
NET SALES                                 353.4      (243.9)     (201.8)       24.9      (394.4)     (409.6)     (169.4)      821.2
Deaths                                    (22.3)      (18.0)      (18.2)      (21.7)      (22.6)      (23.6)      (21.4)      (19.4)
Interest Credited                          (1.0)       85.6       278.9       182.3       319.2        80.9       206.7       342.8
Fees                                      (16.3)      (15.6)      (15.4)      (15.7)      (15.8)      (16.2)      (16.0)      (22.9)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
CHANGE IN FUM                             313.8      (191.9)       43.5       169.8      (113.6)     (368.5)       (0.1)    1,121.7
Beginning Balance                       7,702.9     8,016.7     7,824.8     7,868.3     8,038.1     7,924.5     7,556.0     7,555.9
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
ENDING FUND BALANCE                   $ 8,016.7   $ 7,824.8   $ 7,868.3   $ 8,038.1   $ 7,924.5   $ 7,556.0   $ 7,555.9   $ 8,677.6
                                     =========== =========== =========== =========== =========== =========== =========== ===========

VA Funds in Guaranteed
  Interest Accounts (1)               $ 1,873.8   $ 1,796.4   $ 1,706.1   $ 1,553.8   $ 1,355.0   $ 1,195.6   $ 1,087.8   $ 1,030.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Fixed Annuities (1)                   $ 1,165.9   $ 1,153.2   $ 1,203.2   $ 1,011.4   $ 1,005.2   $   781.4   $   740.9   $   720.5
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                                                    December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                           $      364.2     $      353.0     $      332.5     $      329.3      $      310.3
Universal Life                                           533.9            354.7            262.0            219.2             163.1
Variable Annuities                                       275.0            281.3            299.0            291.8             267.9
Fixed Annuities                                           20.3             38.8             46.0             45.2              26.3
Participating                                            559.0            544.2            577.0            576.3             573.1
Offset for Unrealized Investment (Gains) Losses            0.3            (16.0)           (86.6)           (94.1)           (106.6)
                                                 --------------   --------------   --------------   --------------    --------------
Total                                             $    1,752.7     $    1,556.0     $    1,429.9     $    1,367.7      $    1,234.1
                                                 ==============   ==============   ==============   ==============    ==============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS

Death Benefit in Excess of Fund Value             $      238.8     $      335.5     $      441.1     $      616.9      $    1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                      51.4             82.1            123.5            183.0             234.9
Statutory Reserve, Net of Reinsurance                     13.2             13.8             15.0             17.3              15.8
GAAP Reserve, Net of Reinsurance                  $       10.7     $       10.7     $        9.1     $        7.8      $        8.7
                                                 ==============

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Fourth Quarter 2006 (unaudited)
($ in millions)

Quarters ended                                            2005                                            2006
                                     ----------------------------------------------- -----------------------------------------------
                                        March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
DEFERRED ACQUISITION COSTS
Variable Universal Life               $   332.3   $   357.8   $   357.2   $   353.0   $   349.9   $   348.9   $   347.6   $   364.2
Universal Life                            269.2       294.6       311.0       354.7       417.7       439.6       465.2       533.9
Variable Annuities                        294.9       281.3       280.6       281.3       281.7       276.4       275.2       275.0
Fixed Annuities                            44.7        40.4        39.0        38.8        38.2        36.6        35.1        20.3
Participating                             579.9       570.2       573.3       544.2       548.1       551.1       554.8       559.0
Offset for Unrealized Investment
  Gains and Losses                        (26.7)      (83.6)      (29.0)      (16.0)       22.5        57.5         6.6         0.3
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total                                 $ 1,494.3   $ 1,460.7   $ 1,532.1   $ 1,556.0   $ 1,658.1   $ 1,710.1   $ 1,684.5   $ 1,752.7
                                     =========== =========== =========== =========== =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED
  MINIMUM DEATH BENEFITS
Death Benefit in Excess of
  Fund Value                          $   459.3   $   425.0   $   371.1   $   335.5   $   291.6   $   311.4   $   274.7   $   238.8
Death Benefit in Excess of
  Fund Value, Net of Reinsurance          130.1       114.0        93.1        82.1        66.5        75.6        63.4        51.4
Statutory Reserve, Net of Reinsurance      15.8        15.0        14.1        13.8        13.2        14.0        13.7        13.2
GAAP Reserve, Net of Reinsurance      $     9.3   $     9.6   $     9.8   $    10.7   $     9.3   $    10.5   $    10.6   $    10.7
                                                                                                                         ===========

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2006 (unaudited)
($ in millions)


                                                                                   December 31,
SEGMENT INCOME                                   -----------------------------------------------------------------------------------
                                                      2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
Investment Management Fees                        $      154.1     $      182.1     $      219.0     $      205.5      $      219.2
Mutual Funds - Ancillary Fees (1)                         49.4             41.1             38.8             35.5              38.7
Other Revenue                                              5.3              4.9              7.2              9.3              10.2
                                                 --------------   --------------   --------------   --------------    --------------
Total Revenues                                           208.8            228.1            265.0            250.3             268.1
                                                 --------------   --------------   --------------   --------------    --------------

Employment Expenses                                       89.4            103.9            132.6            129.6             134.9
Distribution & Admin Expenses (2)                         39.3             34.3             32.3             28.6              29.9
Other Operating Expenses (1) (2)                          45.8             52.1             53.6             58.1              63.5
Amortization of Intangibles                               32.0             33.2             33.8             33.2              32.5
Intangible Asset Impairments                              32.5             10.6                                                66.3
                                                 --------------   --------------   --------------   --------------    --------------
Total Operating Expenses                                 239.0            234.1            252.3            249.5             327.1
                                                 --------------   --------------   --------------   --------------    --------------

Management Income (Loss)                                 (30.2)            (6.0)            12.7              0.8             (59.0)
Other Income - Net                                         1.6              2.2              1.7              2.5               1.0
Minority Interest                                                          (6.7)           (14.3)           (12.0)            (11.9)
                                                 --------------   --------------   --------------   --------------    --------------
Segment Income (Loss), before income taxes               (28.6)           (10.5)             0.1             (8.7)            (69.9)
Applicable Income Taxes (Benefit)                        (10.7)            (4.7)             2.3             (3.3)             (6.0)
                                                 --------------   --------------   --------------   --------------    --------------
Segment Loss                                      $      (17.9)    $       (5.8)    $       (2.2)    $       (5.4)     $      (63.9)
                                                 ==============   ==============   ==============   ==============    ==============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses and are included in Distribution & Admin Expenses as of the 2nd Quarter 2006. All prior periods have been conformed to the current presentation.
(2) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Fourth Quarter 2006 (unaudited)
($ in millions)
Quarters ended

                                                           2005                                           2006
SEGMENT INCOME                       ----------------------------------------------- -----------------------------------------------
                                        March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Investment Management Fees            $    49.5   $    46.6   $    46.7   $    39.3   $    36.5   $    37.5   $    42.0   $    38.1
Mutual Funds - Ancillary Fees              10.0        10.2        10.4        10.5        10.7        11.6        14.3        12.8
Other Revenue                               1.1         1.6         1.3         1.0         1.3         0.8         1.9         1.3
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Revenues                             60.6        58.4        58.4        50.8        48.5        49.9        58.2        52.2
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Employment Expenses                        29.2        27.3        26.9        20.5        22.5        19.9        23.1        23.9
Distribution & Admin Expenses (1)           8.4         8.2         8.9         8.8         8.6         8.9        10.0        11.8
Other Operating Expenses (1)               13.5        13.1        12.5        13.0        11.8        11.7        11.1        11.2
Amortization of Intangibles                 8.4         8.3         8.4         8.1         8.0         8.5         7.7         7.8
Intangible Asset Impairments                                       10.6                    32.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total Operating Expenses                   59.5        56.9        67.3        50.4        83.4        49.0        51.9        54.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Management Income (Loss)                    1.1         1.5        (8.9)        0.4       (34.9)        0.9         6.3        (2.5)
Other Income - Net                          0.4         0.6         0.4         0.8         0.3         0.4         0.3         0.6
Minority Interest                          (3.2)       (2.0)       (1.6)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Income (Loss), before
  income taxes                             (1.7)        0.1       (10.1)        1.2       (34.6)        1.3         6.6        (1.9)
Applicable Income Taxes (Benefit)          (0.5)        0.1        (4.5)        0.2       (13.4)        0.6         2.3        (0.2)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Income (Loss)                 $    (1.2)  $     0.0   $    (5.6)  $     1.0   $   (21.2)  $     0.7   $     4.3   $    (1.7)
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                                                    December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                        $    1,141.2     $    1,760.3     $    2,109.9     $    2,268.3      $    4,421.1
Redemptions and withdrawals                           (4,297.5)        (5,722.8)        (5,203.0)        (2,656.6)         (2,716.3)
                                                 --------------   --------------   --------------   --------------    --------------
  Net Flows                                           (3,156.3)        (3,962.5)        (3,093.1)          (388.3)          1,704.8
Performance                                              593.9            (62.5)           950.3          1,537.5          (3,278.2)
Acquisitions (dispositions) / Other                       71.0           (158.1)                                            7,244.3
                                                 --------------   --------------   --------------   --------------    --------------
  Net Change in AUM                                   (2,491.4)        (4,183.1)        (2,142.8)         1,149.2           5,670.9
Assets under management, beginning of period           9,332.5         13,515.6         15,658.4         14,509.2           8,838.3
                                                 --------------   --------------   --------------   --------------    --------------
Assets under management, end of period            $    6,841.1     $    9,332.5     $   13,515.6     $   15,658.4      $   14,509.2
                                                 ==============   ==============   ==============   ==============    ==============

Mutual Funds
------------
Deposits and reinvestments                        $    2,567.5     $    2,030.3     $    1,673.2     $    1,489.2      $    1,213.2
Redemptions and withdrawals                           (2,828.6)        (2,443.9)        (2,004.5)        (1,683.6)         (1,983.9)
                                                 --------------   --------------   --------------   --------------    --------------
  Net Flows                                             (261.1)          (413.6)          (331.3)          (194.4)           (770.7)
Performance                                            1,522.2            184.0            805.9          1,588.8          (2,018.9)
Money market funds net change in AUM                  (1,382.8)           (28.4)           (28.9)           (45.2)             (4.4)
Acquisitions (dispositions) / Other                    9,838.3            120.0            105.7            (80.6)             54.6
                                                 --------------   --------------   --------------   --------------    --------------
  Net Change in AUM                                    9,716.6           (137.9)           551.4          1,268.6          (2,739.4)
Assets under management, beginning of period          12,147.2         12,285.1         11,733.6         10,465.0          13,204.4
                                                 --------------   --------------   --------------   --------------    --------------
Assets under management, end of period            $   21,863.8     $   12,147.2     $   12,285.0     $   11,733.6      $   10,465.0
                                                 ==============   ==============   ==============   ==============    ==============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                        $    1,609.2     $    5,545.1     $    2,885.2     $    3,230.7      $    3,419.3
Redemptions and withdrawals                           (3,504.4)        (6,599.1)        (5,389.2)        (3,505.3)         (4,630.8)
                                                 --------------   --------------   --------------   --------------    --------------
  Net Flows                                           (1,895.2)        (1,054.0)        (2,504.0)          (274.6)         (1,211.5)
Performance                                            1,089.2            367.3          1,140.5          2,333.0          (2,539.6)
Acquisitions (dispositions) / Other (2)                 (332.6)           (63.4)           234.3            (76.0)             11.5
                                                 --------------   --------------   --------------   --------------    --------------
  Net Change in AUM                                   (1,138.6)          (750.1)        (1,129.2)         1,982.4          (3,739.6)
Assets under management, beginning of period          13,433.4         14,183.5         15,312.7         13,330.3          17,069.9
                                                 --------------   --------------   --------------   --------------    --------------
Assets under management, end of period            $   12,294.8     $   13,433.4     $   14,183.5     $   15,312.7      $   13,330.3
                                                 ==============   ==============   ==============   ==============    ==============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                        $    2,423.5     $    1,002.3     $        1.7     $        1.1      $    1,193.3
Redemptions and withdrawals                           (1,141.7)        (1,157.9)          (659.2)          (303.1)           (244.6)
                                                 --------------   --------------   --------------   --------------    --------------
  Net Flows                                            1,281.8           (155.6)          (657.5)          (302.0)            948.7
Performance                                              171.5           (258.9)            26.0            327.0             (28.8)
                                                 --------------   --------------   --------------   --------------    --------------
  Net Change in AUM                                    1,453.3           (414.5)          (631.5)            25.0             919.8
Assets under management, beginning of period           2,509.8          2,924.3          3,555.8          3,530.8           2,610.9
                                                 --------------   --------------   --------------   --------------    --------------
Assets under management, end of period            $    3,963.1     $    2,509.8     $    2,924.3     $    3,555.8      $    3,530.8
                                                 ==============   ==============   ==============   ==============    ==============

TOTAL:
Deposits and reinvestments                        $    7,741.4     $   10,338.0     $    6,670.0     $    6,989.3      $   10,246.9
Redemptions and withdrawals                          (11,772.2)       (15,923.7)       (13,255.9)        (8,148.6)         (9,575.6)
                                                 --------------   --------------   --------------   --------------    --------------
  Net Flows                                           (4,030.8)        (5,585.7)        (6,585.9)        (1,159.3)            671.3
Performance                                            3,376.8            229.9          2,922.7          5,786.3          (7,865.5)
Money market funds net change in AUM                  (1,382.8)           (28.4)           (28.9)           (45.2)             (4.4)
Acquisitions (dispositions) / Other                    9,576.7           (101.4)           340.0           (156.6)          7,310.4
                                                 --------------   --------------   --------------   --------------    --------------
  Net Change in AUM                                    7,539.9         (5,485.6)        (3,352.1)         4,425.2             111.8
Assets under management, beginning of period          37,422.9         42,908.5         46,260.5         41,835.3          41,723.5
                                                 --------------   --------------   --------------   --------------    --------------
Assets under management, end of period            $   44,962.8     $   37,422.9     $   42,908.4     $   46,260.5      $   41,835.3
                                                 ==============   ==============   ==============   ==============    ==============
* Variable Products Change in AUM (included
    in Institutional Products)                    $      106.5     $     (342.3)    $      211.6     $      200.4      $     (686.5)
                                                 ==============   ==============   ==============   ==============    ==============

  Money Market balances (1)                       $    5,701.1     $      101.4     $      129.8     $      158.6      $      203.7
                                                 ==============   ==============   ==============   ==============    ==============

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Fourth Quarter 2006 (unaudited)
($ in millions)

Quarters ended                                             2005                                           2006
                                     ----------------------------------------------- -----------------------------------------------
                                        March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
RETAIL PRODUCTS:
Managed Accounts:
-----------------
Deposits and reinvestments            $   508.1   $   446.0   $   488.6   $   317.6   $   329.1   $   316.2   $   216.4   $   279.4
Redemptions and withdrawals            (1,499.8)   (1,192.8)   (1,406.0)   (1,624.2)   (1,465.9)   (1,339.1)     (969.6)     (522.9)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Flows                              (991.7)     (746.8)     (917.4)   (1,306.6)   (1,136.8)   (1,022.9)     (753.1)     (243.5)
Performance                              (527.9)       55.2       126.1       284.0       461.5      (347.7)      169.9       310.2
Acquisitions (dispositions) / Other                  (421.4)      263.4                    71.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Change in AUM                    (1,519.6)   (1,113.0)     (527.9)   (1,022.6)     (604.3)   (1,370.6)     (583.2)       66.7
Assets under management,
  beginning of period                  13,515.6    11,996.0    10,883.0    10,355.1     9,332.5     8,728.2     7,357.6     6,777.4
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Assets under management,
  end of period                       $11,996.0   $10,883.0   $10,355.1   $ 9,332.5   $ 8,728.2   $ 7,357.6   $ 6,774.4   $ 6,841.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Mutual Funds:
-------------
Deposits and reinvestments            $   515.3   $   535.2   $   559.2   $   420.7   $   640.4   $   417.3   $   729.4   $   780.4
Redemptions and withdrawals              (702.0)     (527.7)     (568.0)     (646.3)     (620.8)     (611.9)     (881.5)     (714.5)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Flows                              (186.7)        7.5        (8.8)     (225.6)       19.6      (194.6)     (152.1)       66.0
Performance                              (310.3)      340.2       134.1        20.1       349.4      (174.4)      575.9       771.4
Money market funds net change in AUM        5.5        (7.5)      (11.4)      (15.0)       (0.1)     (276.0)   (1,169.4)       62.7
Acquisitions (dispositions) / Other         1.4       140.5         9.4       (31.2)      185.0     9,824.4       (20.9)     (150.3)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Change in AUM                      (490.1)      480.7       123.3      (251.7)      553.9     9,179.4      (766.5)      749.8
Assets under management,
  beginning of period                  12,285.0    11,794.9    12,275.6    12,398.9    12,147.2    12,701.1    21,880.5    21,114.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Assets under management,
  end of period                       $11,794.9   $12,275.6   $12,398.9   $12,147.2   $12,701.1   $21,880.5   $21,114.0   $21,863.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments            $ 4,037.2   $   470.3   $   385.1   $   652.5   $   574.6   $   238.8   $   277.7   $   518.0
Redemptions and withdrawals            (1,341.7)   (1,495.2)   (1,912.9)   (1,849.3)     (940.6)   (1,467.5)     (440.1)     (656.2)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Flows                             2,695.5    (1,024.9)   (1,527.8)   (1,196.8)     (366.0)   (1,228.7)     (162.4)     (138.2)
Performance                              (242.7)      388.2        90.9       130.8       283.7       (65.6)      526.4       344.8
Acquisitions (dispositions) / Other(2)    (15.5)      371.1      (394.6)      (24.3)      (14.2)     (114.8)      (41.2)     (162.4)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Change in AUM                     2,437.3      (265.6)   (1,831.5)   (1,090.3)      (96.5)   (1,409.1)      322.8        44.2
Assets under management,
  beginning of period                  14,183.5    16,620.8    16,355.2    14,523.7    13,433.4    13,336.9    11,927.8    12,250.6
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Assets under management,
  end of period                       $16,620.8   $16,355.2   $14,523.7   $13,433.4   $13,336.9   $11,927.8   $12,250.6   $12,294.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments            $     0.5   $     0.2   $     1.0   $ 1,000.6   $    13.8   $   233.5   $ 1,676.2   $   500.0
Redemptions and withdrawals               (63.0)      (31.7)   (1,012.6)      (50.6)     (196.9)     (468.1)     (158.0)     (318.7)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Flows                               (62.5)      (31.5)   (1,011.6)      950.0      (183.1)     (234.6)    1,518.3       181.3
Performance                               (48.7)       13.7      (221.4)       (2.5)       37.4        14.4        64.6        55.0
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Change in AUM                      (111.2)      (17.8)   (1,233.0)      947.5      (145.7)     (220.2)    1,582.9       236.3
Assets under management,
  beginning of period                   2,924.3     2,813.1     2,795.3     1,562.3     2,509.8     2,364.1     2,143.9     3,726.8
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Assets under management,
  end of period                       $ 2,813.1   $ 2,795.3   $ 1,562.3   $ 2,509.8   $ 2,364.1   $ 2,143.9   $ 3,726.8   $ 3,963.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

TOTAL:
Deposits and reinvestments            $ 5,061.1   $ 1,451.7   $ 1,433.9   $ 2,391.4   $ 1,557.9   $ 1,205.8   $ 2,899.8   $ 2,077.9
Redemptions and withdrawals            (3,606.5)   (3,247.4)   (4,899.5)   (4,170.4)   (3,224.2)   (3,886.6)   (2,449.1)   (2,212.3)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Flows                             1,454.6    (1,795.7)   (3,465.6)   (1,779.0)   (1,666.3)   (2,680.8)      450.7      (134.4)
Performance                            (1,129.6)      797.3       129.7       432.4     1,132.0      (573.3)    1,336.7     1,481.4
Money market funds net change in AUM        5.5        (7.5)      (11.4)      (15.0)       (0.1)     (276.0)   (1,169.4)       62.7
Acquisitions (dispositions) / Other       (14.1)       90.2      (121.8)      (55.5)      241.8     9,709.6       (62.1)     (312.6)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  Net Change in AUM                       316.4      (915.7)   (3,469.1)   (1,417.1)     (292.6)    6,179.5       555.9     1,097.1
Assets under management,
  beginning of period                  42,908.4    43,224.8    42,309.1    38,840.0    37,422.9    37,130.3    43,309.8    43,865.7
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Assets under management,
  end of period                       $43,224.8   $42,309.1   $38,840.0   $37,422.9   $37,130.3   $43,309.8   $43,865.7   $44,962.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

* Variable Products Change in AUM
   (included in Institutional
   Products)                          $  (132.1)  $   (45.7)  $  (119.2)  $   (45.3)  $    27.7   $  (188.5)  $    43.5   $   223.8
                                     =========== =========== =========== =========== =========== =========== =========== ===========

Money Market balances (1)             $   135.3   $   127.8   $   116.4   $   101.4   $   101.4   $ 6,807.8   $ 5,638.4   $ 5,701.1
                                     =========== =========== =========== =========== =========== =========== =========== ===========

(1) Money Market balances included in Mutual Funds above.
(2) Effective for the 4th quarter of 2006, "Other" includes the net change in AUM during the quarter of institutional cash management accounts. This treatment is consistent with the treatment of money market mutual funds.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                                                                       December 31,
                                                                                     -----------------------------------------------
                                                                                        2005        2004        2003        2002
                                                                                     ----------- ----------- ----------- -----------
SEGMENT INCOME
Operating Gain (Loss)                                                                 $     3.5   $    (1.7)  $    (5.8)  $    (7.4)
Realized Gains (Losses) on Cash and Stock Distributions                                    21.9         7.4         4.9        (4.7)
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                   (10.6)       13.6        37.1       (47.2)
                                                                                     ----------- ----------- ----------- -----------
Equity in Partnership Earnings (Losses), before income taxes                               14.8        19.3        36.2       (59.3)
Applicable Income Taxes (Benefit)                                                           5.2         6.8        12.7       (20.7)
                                                                                     ----------- ----------- ----------- -----------
Segment Income (Loss)                                                                 $     9.6   $    12.5   $    23.5   $   (38.6)
                                                                                     =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                                      $    27.6   $    37.7   $    31.0   $    42.2
Equity In Earnings (Losses) of Partnerships                                                14.8        19.3        36.2       (59.3)
Distributions                                                                             (68.2)      (50.4)      (32.2)      (41.8)
Sale of Partnership Interests and Transfer to Closed Block                                (91.5)                  (52.2)
Realized Loss on Sale of Partnership Interests and Transfer to Closed Block               (13.9)                  (14.3)       (5.0)
                                                                                     ----------- ----------- ----------- -----------
Change in Venture Capital Investments                                                    (131.2)        6.6       (31.5)      (63.9)
Beginning Balance                                                                         202.9       196.3       227.8       291.7
                                                                                     ----------- ----------- ----------- -----------
Ending Balance                                                                        $    71.7   $   202.9   $   196.3   $   227.8
                                                                                     =========== =========== =========== ===========

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Fourth Quarter 2006 (unaudited)
($ in millions)

Quarters ended                                                                                            2005
                                                                                     -----------------------------------------------
                                                                                       March        June      September   December
                                                                                     ----------- ----------- ----------- -----------
SEGMENT INCOME
Operating Gain (Loss)                                                                 $    10.9   $    (3.7)  $    (2.9)  $    (0.8)
Realized Gains on Cash and Stock Distributions                                              0.2         7.7        11.3         2.7
Change in Unrealized Gains (Losses) on Investments Held in Partnerships                   (13.3)       (1.3)        4.3        (0.3)
                                                                                     ----------- ----------- ----------- -----------
Equity in Partnership Earnings (Losses), before income taxes                               (2.2)       2.7         12.7         1.6
Applicable Income Taxes (Benefit)                                                          (0.8)       1.0          4.4         0.6
                                                                                     ----------- ----------- ----------- -----------
Segment Income (Loss)                                                                 $    (1.4)  $     1.7   $     8.3   $     1.0
                                                                                     =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS

Contributions (Dollars Invested)                                                      $     9.5   $     4.2   $     6.3   $     7.6
Equity In Earnings (Losses) of Partnerships                                                (2.2)        2.7        12.7         1.6
Distributions                                                                             (13.0)      (14.6)      (24.2)      (16.4)
Sale of Partnership Interests                                                                                                 (91.5)
Realized Loss on Sale of Partnership Interests                                                                                (13.9)
                                                                                     ----------- ----------- ----------- -----------
Change in Venture Capital Investments                                                      (5.7)       (7.7)       (5.2)     (112.6)
Beginning Balance                                                                         202.9       197.2       189.5       184.3
                                                                                     ----------- ----------- ----------- -----------
Ending Balance                                                                        $   197.2   $   189.5   $   184.3   $    71.7
                                                                                     =========== =========== =========== ===========

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                                                   December 31,
                                                 -----------------------------------------------------------------------------------
SEGMENT INCOME                                         2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
Corporate Investment Income                       $        4.6     $       (0.8)    $        0.4     $        4.3      $        1.5
Interest Expense on Indebtedness                         (49.2)           (46.6)           (40.8)           (39.6)            (31.4)
Corporate Expenses                                       (17.3)           (24.6)           (18.9)           (11.0)            (10.4)
Other                                                      1.6              2.4              0.2             (1.5)              0.3
                                                 --------------   --------------   --------------   --------------    --------------
Segment Loss, before income taxes                        (60.3)           (69.6)           (59.1)           (47.8)            (40.0)
Applicable Income Tax Benefit                            (20.6)           (26.3)           (22.9)           (18.8)            (29.8)
                                                 --------------   ---------------  --------------   --------------    --------------
Segment Loss                                      $      (39.7)    $      (43.3)    $      (36.2)    $      (29.0)     $      (10.2)
                                                 ==============   ===============  ==============   ==============    ==============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                           2005                                           2006
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                          March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Corporate Investment Income           $    (0.7)  $     0.3   $    (0.6)  $     0.2   $     0.2   $     0.8   $     2.2   $     1.4
Interest Expense on Indebtedness          (11.1)      (11.4)      (11.7)      (12.4)      (12.4)      (12.3)      (12.1)      (12.4)
Corporate Expenses                         (5.8)       (5.2)       (6.7)       (6.9)       (5.5)       (3.2)       (4.4)       (4.2)
Other                                       1.3        (0.1)        0.3         0.9         0.3         0.8                     0.5
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Loss, before income taxes         (16.3)      (16.4)      (18.7)      (18.2)      (17.4)      (13.9)      (14.3)      (14.7)
Applicable Income Tax Benefit              (5.7)       (5.9)       (6.1)       (8.6)       (6.1)       (4.0)       (5.6)       (4.9)
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Segment Loss                          $   (10.6)  $   (10.5)  $   (12.6)  $    (9.6)  $   (11.3)  $    (9.9)  $    (8.7)  $    (9.8)
                                     =========== =========== =========== =========== =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT(1)
Fourth Quarter 2006(unaudited)
($ in millions)

                                                                                    December 31,
                                                 -----------------------------------------------------------------------------------
                                                      2006             2005             2004             2003              2002
                                                 --------------   --------------   --------------   --------------    --------------
REVENUES
Premiums                                          $      839.7     $      928.7     $      990.6     $    1,042.2      $    1,082.0
Insurance and Investment Product Fees                    577.1            514.7            534.9            500.9             493.8
Broker-dealer Commission and
  Distribution Fee Revenues                               32.5             28.7             56.9             81.5              85.0
Net Investment Income                                  1,052.2          1,102.6          1,075.7          1,107.4             940.5
Unrealized Gain on Trading Equity Securities                                                85.9
Net Realized Investment Gains (Losses)                    76.5             34.2             (0.8)           (98.5)           (133.9)
                                                 --------------   ---------------  --------------   --------------   ---------------
Total Revenues                                         2,578.0          2,608.9          2,743.2          2,633.5           2,467.4
                                                 --------------   ---------------  --------------   --------------   ---------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                          1,331.5          1,376.7          1,422.2          1,454.0           1,436.1
Policyholder Dividends                                   399.1            364.4            404.7            418.8             401.8
Policy Acquisition Cost Amortization                     148.7            132.1            110.2             94.1              59.2
Intangible Asset Impairments                              32.5             10.6                                                66.3
Intangible Asset Amortization                             32.0             33.8             33.8             33.2              32.5
Interest Expense on Indebtedness                          49.2             46.6             40.8             39.6              31.4
Interest Expense on Non-recourse Collateralized
  Obligations                                             18.7             29.4             33.6             48.9              30.5
Other Operating Expenses                                 422.5            477.9            560.7            565.1             613.2
                                                 --------------   ---------------  --------------   --------------   ---------------
Total Expenses                                         2,434.2          2,471.5          2,606.0          2,653.7           2,671.0
                                                 --------------   ---------------  --------------   --------------   ---------------
Income (Loss) from Continuing Operations before
  Income Taxes, Minority Interest and equity in
  undistributed earnings (losses) of affiliates          143.8            137.4            137.2            (20.2)           (203.6)
Applicable Income Taxes (Benefit)                         43.3             27.7             40.5            (18.3)            (58.8)
                                                 --------------   ---------------  --------------   --------------   ---------------
Income (Loss) from Continuing Operations before
  Minority Interest and equity in undistributed
  earnings (losses) of affiliates                        100.5            109.7             96.7             (1.9)           (144.8)
Minority Interest in Net Income of Subsidiaries           (0.6)            (0.6)                             (0.4)             (0.5)
Equity in undistributed earnings (losses) of
  affiliates                                                                               (10.4)            (1.8)              4.6
                                                 --------------   ---------------  --------------   --------------   ---------------

Income (Loss) from Continuing Operations                  99.9            109.1             86.3             (4.1)           (140.7)
Discontinued Operations
  Income (Loss) from Discontinued Operations                               (0.7)             0.1             (2.1)             (1.3)
                                                 --------------   ---------------  --------------   --------------   ---------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                      99.9            108.4             86.4             (6.2)           (142.0)

Cumulative Effect of Accounting Changes:
        Goodwill and Other Intangible Assets                                                                                 (130.3)
                                                 --------------   ---------------  --------------   --------------   ---------------
Net Income (Loss)                                 $       99.9     $      108.4     $       86.4     $       (6.2)    $      (272.3)
                                                 ==============   ===============  ==============   ==============   ===============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Fourth Quarter 2006(unaudited)
($ in millions)

                                                          2005                                           2006
                                     ----------------------------------------------- -----------------------------------------------
Quarters ended                           March       June      September    December     March       June      September   December
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
REVENUES
Premiums                              $   226.8   $   229.1   $   236.6   $   236.2   $  207.5    $   207.7   $   212.1   $   212.4
Insurance and Investment Product
  Fees                                    129.0       127.4       127.0       131.3      139.1        139.4       150.7       147.9
Broker-dealer Commission and
  Distribution Fee Revenues                 6.8         7.1         7.5         7.3        7.3          7.9         8.5         8.8
Net Investment Income                     268.7       268.1       284.1       281.7      251.2        256.3       261.8       282.9
Net Realized Investment Gains
  (Losses)                                (17.9)       (7.8)        2.2        57.7       33.2         17.4         3.1        22.8
                                     ----------- ----------- ----------- ----------- ---------- ------------ ----------- -----------
Total Revenues                            613.4       623.9       657.4       714.2      638.3        628.7       636.2       674.8
                                     ----------- ----------- ----------- ----------- ---------- ------------ ----------- -----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                      343.3       340.0       344.4       349.0      333.9        333.3       333.3       331.0
Policyholder Dividends                     83.8        83.4        98.6        98.6      106.8         95.1        88.0       109.2
Policy Acquisition Cost Amortization       28.2         9.9        29.0        65.0       30.0         43.5        44.7        30.5
Intangible Asset Impairments                                       10.6                   32.5
Intangible Asset Amortization               8.4         8.8         8.4         8.2        8.0          8.5         7.7         7.8
Interest Expense on Indebtedness           11.1        11.4        11.7        12.4       12.4         12.3        12.1        12.4
Interest Expense on Non-recourse
  Collateralized Obligations                8.9        10.3         5.5         4.7        4.4          5.1         4.8         4.4
Other Operating Expenses                  117.2       127.3       119.8       113.6      111.4        103.1       100.1       107.9
                                     ----------- ----------- ----------- ----------- ---------- ------------ ----------- -----------
Total Expenses                            600.9       591.1       628.0       651.5      639.4        600.9       590.7       603.2
                                     ----------- ----------- ----------- ----------- ---------- ------------ ----------- -----------
Income (Loss) from Continuing
  Operations before Income Taxes,
  Minority Interest and equity in
  undistributed earnings (losses) of
  affiliates                               12.5        32.8        29.4        62.7       (1.1)        27.8        45.5        71.6
Applicable Income Taxes (Benefit)           2.8        10.2         2.2        12.5       (2.8)         8.0        11.0        27.1
                                     ----------- ----------- ----------- ----------- ---------- ------------ ----------- -----------
Income from Continuing Operations
  before Minority Interest and
  equity in undistributed earnings
  of affiliates                             9.7        22.6        27.2        50.2        1.7         19.8        34.5        44.5
Minority Interest in Net Income of
  Subsidiaries                             (0.3)       (0.2)       (0.1)                               (0.2)       (0.2)       (0.2)
                                     ----------- ----------- ----------- ----------- ---------- ------------ ----------- -----------

Income from Continuing Operations           9.4        22.4        27.1        50.2        1.7         19.6        34.3        44.3
Discontinued Operations
  Loss from Discontinued Operations                                (0.7)
                                     ----------- ----------- ----------- ----------- ---------- ------------ ----------- -----------
Net Income                            $     9.4   $    22.4   $    26.4   $    50.2   $    1.7   $     19.6   $    34.3   $    44.3
                                     =========== =========== =========== =========== ========== ============ =========== ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FOURTH QUARTER 2006 INCOME STATEMENT
Fourth Quarter 2006 (unaudited)
($ in millions)

Year-to-Date December 31, 2006                                                     Other                 Exclusions from
                                                          Operating Segments      Segments               Segment Income
                                                       ------------------------  ---------- ----------------------------------------
                                                           Life                  Corporate     Realized                   Intra-
                                                            &         Asset          &        Investment                  Segment
                                        Consolidated     Annuity    Management     Other     Gains/Losses    Other     Eliminations
                                        ------------- ------------ ------------  ---------- ------------- ----------- --------------
REVENUES
Premiums                                 $     839.7   $    839.7
Insurance and Investment
  Product Fees                                 577.1        401.4   $    176.4                                         $       (0.7)
Broker-dealer commission and
  distribution fee revenues                     32.5                      32.5
Net Investment Income                        1,052.2      1,000.9          1.5    $   35.0                 $     4.3           10.5
Net Realized Investment Gains                   76.5                                         $      76.5
                                        ------------- ------------ ------------ ----------- ------------- ----------- --------------
  Total Revenues                             2,578.0      2,242.0        210.4        35.0          76.5         4.3            9.8
                                        ------------- ------------ ------------ ----------- ------------- ----------- --------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                1,331.5      1,322.8                      8.7
Policyholder Dividends                         399.1        353.1                                   46.0
Policy Acquisition Cost Amortization           148.7        152.1                                   (3.5)        0.1
Intangible Asset Impairments                    32.0                      32.0
Intangible Asset Amortization                   32.5                      32.5
Interest Expense on Indebtedness                49.2                                  49.2
Interest Expense on Non-recourse
  Collateralized Obligations                    18.7                                  18.7
Other Operating Expenses                       422.5        200.3        174.5        18.7           1.5        17.7            9.8
                                        ------------- ------------ ------------ ----------- ------------- ----------- --------------
  Total Expenses                             2,434.2      2,028.3        239.0        95.3          44.0        17.8            9.8
                                        ------------- ------------ ------------ ----------- ------------- ----------- --------------
Income (Loss) from Continuing Operations
   before Income Taxes Minority Interest
   and equity in undistributed earnings
   (losses) of affiliates                      143.8        213.7        (28.6)      (60.3)         32.5       (13.5)           0.0
Applicable Income Taxes (Benefit)               43.3         67.9        (10.7)      (20.6)         11.7        (5.0)
                                        ------------- ------------ ------------ ----------- ------------- ----------- --------------
Income (Loss) from Continuing Operations
   before Minority Interest and equity
   undistributed earnings (losses) of
   affiliates                                  100.5        145.8        (17.9)      (39.7)         20.8        (8.5)           0.0
                                        ------------- ------------ ------------ ----------- ------------- ----------- --------------
Minority Interest in Net Income of
   Subsidiaries                                 (0.6)                                                           (0.6)
                                        ------------- ------------ ------------ ----------- ------------- ----------- --------------
Income (Loss) from Continuing Operations $      99.9   $    145.8   $    (17.9)   $  (39.7)  $      20.8   $    (9.1)  $        0.0
                                        ============= ============ ============ =========== ============= =========== ==============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Fourth Quarter 2006 (unaudited)
($ in millions, except par value)

                                                                                    December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2006             2005             2004             2003             2002
                                                  --------------   --------------   --------------   --------------   --------------
ASSETS:

Available-for-Sale Debt Securities,
  at fair value                                    $   12,696.8     $   13,404.6     $   13,476.3     $   13,273.0     $   11,889.5
Available-for-Sale Equity Securities,
  at fair value                                           187.1            181.8            304.3            312.0            385.9
Trading Equity Securities, at fair value                                                     87.3
Mortgage Loans, at unpaid principal balances               71.9            128.6            207.9            284.1            468.8
Policy Loans, at unpaid principal balances              2,322.0          2,245.0          2,196.7          2,241.4          2,195.9
Venture Capital Partnerships, at equity in
  net assets                                              116.8            145.1            255.3            234.9            228.6
Affiliate Equity and Debt Securities, at cost
  plus equity in undistributed earnings                                                                       47.5            134.7
Other Investments                                         308.3            310.6            371.8            402.0            398.9
                                                  --------------   --------------   --------------   --------------   --------------
                                                       15,702.9         16,415.7         16,899.6         16,794.9         15,702.3
Available-for-Sale Investments Pledged as
  Collateral, at fair value                               267.8            304.4          1,278.8          1,350.0          1,358.7
                                                  --------------   --------------   --------------   --------------   --------------
       Total Investments                               15,970.7         16,720.1         18,178.4         18,144.9         17,061.0
Cash and Cash Equivalents                                 404.9            301.5            435.0            447.9          1,110.5
Deferred Policy Acquisition Costs                       1,752.7          1,556.0          1,429.9          1,367.7          1,234.1
Goodwill and Other Intangible Assets                      705.1            763.5            735.6            755.0            747.7
Other Assets                                              681.2            652.9            633.4            760.5            711.4
Separate Account Assets                                 9,458.6          7,722.2          6,950.3          6,083.2          4,371.2
                                                  --------------   --------------   --------------   --------------   --------------
    Total Assets                                   $   28,973.2     $   27,716.2     $   28,362.6     $   27,559.2     $   25,235.9
                                                  ==============   ==============   ==============   ==============   ==============

LIABILITIES:
Policy Liabilities and Accruals                    $   13,494.2     $   13,246.2     $   13,132.4     $   13,088.6     $   12,680.0
Policyholder Deposit Funds                              2,228.4          3,060.7          3,492.4          3,642.7          3,395.7
Indebtedness                                              685.4            751.9            690.8            639.0            644.3
Stock Purchase Contracts                                                                    131.9            128.8            137.6
Other Liabilities                                         526.5            538.2            587.2            557.1            570.8
Non-recourse Collateralized Debt Obligation
  Liabilities                                             344.0            389.9          1,355.2          1,472.0          1,609.5
Separate Account Liabilities                            9,458.6          7,722.2          6,950.3          6,083.2          4,371.2
                                                  --------------   --------------   --------------   --------------   --------------
    Total Liabilities and minority interest            26,737.1         25,709.1         26,340.2         25,611.4         23,409.1
                                                  --------------   --------------   --------------   --------------   --------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion
  shares authorized; 113,688,166 shares
  outstanding (December 31, 2006)                           1.3              1.1              1.0              1.0              1.0
Additional paid in capital                              2,602.9          2,440.3          2,435.2          2,431.4          2,424.4
Deferred Compensation on Restricted Stock Units            (2.6)            (2.7)            (3.6)            (3.6)
Accumulated Earnings (Deficit)                           (111.3)          (193.1)          (285.7)          (355.3)          (331.4)
  Treasury stock, at cost: 11,313,564 shares
  (December 31, 2006)                                    (179.5)          (179.5)          (182.6)          (189.4)          (195.7)
Accumulated Other Comprehensive Income (Loss)             (74.7)           (59.0)            58.1             63.7            (71.5)
                                                  --------------   --------------   --------------   --------------   --------------
       Total Stockholders' Equity                       2,236.1          2,007.1          2,022.4          1,947.8          1,826.8
                                                  --------------   --------------   --------------   --------------   --------------
       Total Liabilities, Minority Interest
         and Stockholders' Equity                  $   28,973.2     $   27,716.2     $   28,362.6     $   27,559.2     $   25,235.9
                                                  ==============   ==============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Fourth Quarter 2006 (unaudited)
($ in millions)

                                                 Total Debt Securities       Public Debt Securities     Private Debt Securities
                                               -------------------------- --------------------------- --------------------------
                                                 12/31/06     12/31/05      12/31/06      12/31/05      12/31/06     12/31/05
                                               ------------  ------------ -------------  ------------ ------------  ------------
DEBT SECURITIES BY CREDIT QUALITY
(CARRYING VALUE)

AAA/AA/A                                        $  7,897.2    $  8,625.0   $   6,214.1    $  7,089.4   $  1,683.1    $  1,535.6
BBB                                                3,743.7       3,795.3       2,345.4       2,487.4      1,398.3       1,307.9
                                               ------------  ------------ -------------  ------------ ------------  ------------
        Total Investment Grade                    11,640.9      12,420.3       8,559.5       9,576.8      3,081.4       2,843.5
BB                                                   765.7         753.0         665.7         647.5        100.0         105.5
B                                                    221.4         168.3         175.2         120.8         46.2          47.5
CCC and Lower                                         53.2          43.6          38.7          28.0         14.5          15.6
In or Near Default                                    15.6          19.4          10.1          14.6          5.5           4.8
                                               ------------  ------------ -------------  ------------ ------------  ------------
Total Debt Securities                           $ 12,696.8    $ 13,404.6   $   9,449.2    $ 10,387.7   $  3,247.6    $  3,016.9
                                               ============  ============ =============  ============ ============  ============

% Below Investment Grade                              8.3%          7.3%          9.4%          7.8%         5.1%          5.7%

--------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND EQUITY
SECURITIES
    As of December 31, 2006                              Total                 Outside Closed Block          Closed Block
                                               --------------------------  --------------------------  -------------------------
                                                   Gains        Losses        Gains         Losses        Gains        Losses
                                               ------------  ------------  ------------  ------------  -----------  ------------
Total Debt Securities                           $    303.2     $  (157.4)   $     84.1    $    (80.5)   $   219.1    $    (76.9)
Equity Securities                                     34.2          (3.1)          6.8          (1.0)        27.4          (2.1)
                                               ------------  ------------ -------------  ------------ ------------  ------------
Total Unrealized Gains (Losses)                      337.4        (160.5)         90.9         (81.5)       246.5         (79.0)
                                               ------------  ------------ -------------  ------------ ------------  ------------

Applicable PDO                                       246.5         (79.0)                                   246.5         (79.0)
Applicable DAC (Credit)                               42.0         (41.7)         42.0         (41.7)
Applicable Deferred Income Tax (Benefit)              17.1         (13.9)         17.1         (13.9)
                                               ------------  ------------ -------------  ------------ ------------  ------------
Total Offsets to Net Unrealized Gains (Losses)       305.6        (134.6)         59.1         (55.6)       246.5         (79.0)
                                               ------------  ------------ -------------  ------------ ------------  ------------
Net Unrealized Gains and Losses                 $     31.8    $    (25.9)  $      31.8    $    (25.9)  $      0.0    $      0.0
                                               ============  ============ =============  ============ ============  ============
Net Unrealized Gains                            $      5.9                 $       5.9                 $      0.0
                                               ============               =============               ============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Fourth Quarter 2006 (unaudited)
($ in millions)

Quarters ended                                                                      December 31,
                                                  ----------------------------------------------------------------------------------
                                                       2006             2005             2004             2003             2002
                                                  --------------   --------------   --------------   --------------   --------------
GAAP NET INVESTMENT INCOME
Debt Securities                                    $      800.7     $      804.6     $      772.1     $      765.5     $      730.8
Equity Securities                                           7.0              7.5              4.5              4.6              4.2
Mortgages                                                   6.2             20.2             22.5             32.6             40.4
Policy Loans                                              169.3            165.8            167.1            171.7            171.8
Venture Capital                                             3.3             23.8             25.5             49.1            (59.3)
Cash & Cash Equivalents                                    16.3              7.6              4.9              7.0             11.9
Other (2)                                                  40.0             47.8             48.8             35.0             18.9
                                                  --------------   --------------   --------------   --------------   --------------
Total Cash and Invested Assets                          1,042.8          1,077.3          1,045.4          1,065.5            918.7
                                                  ==============   ==============   ==============   ==============   ==============

Investment Expenses                                         9.6              8.6              9.8             10.0              9.2
                                                  --------------   --------------   --------------   --------------   --------------
Total Net Investment Income                        $    1,033.2     $    1,068.7     $    1,035.6     $    1,055.5     $      909.5
                                                  ==============   ==============   ==============   ==============   ==============

ANNUALIZED YIELDS
Debt Securities                                            6.5%             6.2%             5.9%             6.0%             6.3%
Equity Securities                                          3.7%             3.0%             1.3%             1.4%             1.3%
Mortgages                                                  8.1%            15.3%            11.0%            11.2%             8.8%
Policy Loans                                               7.6%             7.7%             7.9%             8.0%             8.2%
Venture Capital                                            2.7%            12.8%            10.9%            23.0%           -22.8%
Cash & Cash Equivalents                                    4.7%             5.2%             1.1%             1.3%             1.4%
Other (2)                                                 13.6%            16.4%             7.5%            10.5%             3.6%
                                                  --------------   --------------   --------------   --------------   --------------
Total Cash and Invested Assets                             6.7%             6.6%             6.1%             6.4%             5.7%
                                                  ==============   ==============   ==============   ==============   ==============

Investment Expenses                                        0.1%             0.1%             0.1%             0.1%             0.1%
                                                  --------------   --------------   --------------   --------------   --------------
Total Net Investment Income yields                         6.6%             6.6%             6.1%             6.6%             5.6%
                                                  ==============   ==============   ==============   ==============   ==============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Fourth Quarter 2006 (unaudited)
($ in millions)

Quarters ended                                         2005                                               2006
                                  -----------------------------------------------      ---------------------------------------------
                                    March        June      September    December         March        June     September    December
                                  ----------  ----------  -----------  ----------      ----------  ----------  ----------  ---------
GAAP NET INVESTMENT INCOME
Debt Securities                    $  197.3    $  199.4    $  201.0     $  206.9        $  195.1    $  199.0    $  199.2    $ 207.4
Equity Securities                       2.1         3.0         1.6          0.8             0.5         1.3         1.4        3.8
Mortgages                               6.4         4.2         3.9          5.7             0.9         2.3         1.6        1.4
Policy Loans                           40.7        40.6        42.2         42.3            41.1        41.5        43.7       43.0
Venture Capital                        (2.8)        3.3        16.5          6.8            (2.4)        1.4         1.3        3.0
Cash & Cash Equivalents                 1.7         1.8         1.6          2.5             3.3         4.5         4.3        4.2
Other (2)                              15.5         5.3        13.0         14.0            10.3         3.0         8.1       18.6
                                  ----------  ----------  -----------  ----------      ----------  ----------  ----------  ---------
Total Cash and Invested Assets        260.9       257.6       279.8        279.0           248.8       253.0       259.6      281.4
                                  ----------  ----------  -----------  ----------      ----------  ----------  ----------  ---------

Investment Expenses                     3.1         2.0         1.3          2.2             2.1         1.9         2.7        2.9
                                  ----------  ----------  -----------  ----------      ----------  ----------  ----------  ---------
Total Net Investment Income        $  257.8    $  255.6    $  278.5     $  276.8        $  246.7    $  251.1    $  256.9    $ 278.5
                                  ==========  ==========  ==========   ==========      ==========  ==========  ==========  =========

ANNUALIZED YIELDS
Debt Securities                         6.0%        6.0%        6.1%         6.3%            6.1%        6.4%        6.5%       6.7%
Equity Securities                       2.3%        4.0%        2.2%         1.3%            1.1%        2.9%        2.9%       8.1%
Mortgages                              14.1%       10.2%       10.3%        17.5%            3.0%        9.2%        7.3%       7.3%
Policy Loans                            7.8%        7.7%        7.9%         7.9%            7.6%        7.5%        7.9%       7.7%
Venture Capital                        -4.3%        5.4%       30.0%        14.7%           -7.1%        4.8%        4.3%      10.3%
Cash & Cash Equivalents                 1.7%        1.7%        2.8%         6.9%            4.1%        5.0%        5.1%       4.9%
Other (2)                              19.7%        6.4%       16.6%        19.5%           13.6%        3.7%       10.6%      26.9%
                                  ----------  ----------  -----------  ----------      ----------  ----------  ----------  ---------
Total Cash and Invested Assets          6.3%        6.1%        6.8%         6.9%            6.2%        6.4%        6.7%       7.2%
                                  ----------  ----------  -----------  ----------      ----------  ----------  ----------  ---------

Investment Expenses                     0.1%        0.0%        0.0%         0.1%            0.1%        0.0%        0.1%       0.1%
                                  ----------  ----------  -----------  ----------      ----------  ----------  ----------  ---------
Total Net Investment Income
  yields                                6.2%        6.1%        6.7%         6.8%            6.1%        6.4%        6.6%       7.2%
                                  ==========  ==========  ==========   ==========      ==========  ==========  ==========  =========

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2006 (unaudited)
($ Millions)


                                                                                December 31,
                                                      -----------------------------------------------------------------
                                                         2006        2005          2004           2003         2002
                                                      ----------  -----------   -----------   -----------   -----------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                              $   (7.9)   $   (31.2)    $   (15.5)    $   (76.1)    $  (114.3)
Equity Security Impairments                                             (2.1)         (1.5)         (4.3)         (9.8)
Mortgage Loan Impairments                                               (0.8)        (12.6)         (4.1)         (0.6)
Affiliated Equity Securities                                                                       (96.9)
Venture Capital Partnerships Impairments                                                            (4.6)         (5.1)
Real Estate Impairments                                                                             (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                                   (1.0)        (1.2)        (16.6)         (8.3)        (34.9)
Other Invested Asset Impairments                                                      (3.3)         (9.9)        (22.0)
                                                      ----------  -----------   -----------   -----------   -----------
    Total Impairment Losses                                (8.9)       (35.3)        (49.5)       (210.8)       (186.7)
                                                      ----------  -----------   -----------   -----------   -----------
Debt Security Net Transaction Gains (Losses)               42.0        (18.0)         28.4          64.7          48.4
Equity Security Net Transaction Gains (Losses)             21.9          2.9          14.6          49.2           2.1
Venture Capital Net Investment Gains (Losses)               2.4        (13.9)                       (9.7)
Mortgage Loan Net Transaction Gains (Losses)                3.2                        0.2          (1.3)          0.2
Affiliate Equity Security Transaction GL                   10.4          3.7
Real Estate Net Transaction Gains (Losses)                              (0.6)         (0.8)         (0.2)          4.0
Settlement of HRH Stock Purchase Contracts                              86.3
Other Invested Asset Net Transactions Gains (Losses)        5.5          6.6           6.3           9.6          (1.9)
Debt and Equity Securities Pledged as Collateral                         2.5
                                                      ----------  -----------   -----------   -----------   -----------
Total Net Transactions Gains                               85.4         69.5          48.7         112.3          52.8
                                                      ----------  -----------   -----------   -----------   -----------
Net Realized Investment Gains (Losses)                     76.5         34.2          (0.8)        (98.5)       (133.9)
                                                      ==========  ===========   ===========   ===========   ===========

Closed Block Applicable PDO (Reduction)                    46.0        (12.4)          3.7          (5.9)        (40.3)
Applicable Deferred Acquisition Costs (Credit)             (3.5)        17.6          (0.4)         (4.1)         (7.2)
Applicable Deferred Income Tax (Credit)                    11.7          9.2           3.1         (35.6)        (20.8)
                                                      ----------  -----------   -----------   -----------   -----------
Net Realized Investment Gains (Losses) Included
  in Net Income                                        $   22.3    $    19.8     $    (7.2)    $   (52.9)    $   (65.6)
                                                      ==========  ===========   ===========   ===========   ===========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Fourth Quarter 2006 (unaudited)
($ Millions)

Quarters ended                                                   2005                                          2006
                                            -------------------------------------------   ------------------------------------------
                                              March       June     September  December      March      June     September  December
                                            ----------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                    $  (12.2)   $  (8.5)   $  (4.3)   $  (6.2)    $  (0.9)   $  (2.4)   $  (1.6)   $  (3.0)
Equity Security Impairments                                                       (2.1)
Mortgage Loan Impairments                                   (0.8)
Affiliated Equity Securities
Debt and Equity Securities Pledged as
  Collateral Impairments                         (0.3)      (0.7)      (0.2)
Other Invested Asset Impairments
                                            ----------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
    Total Impairment Losses                     (12.5)     (10.0)      (4.5)      (8.3)       (0.9)      (2.4)      (1.6)      (3.0)
                                            ----------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
Debt Security Net Transaction Gains
  (Losses)                                       (7.2)       0.1       (2.6)      (8.3)       16.1       15.0        2.8        8.1
Equity Security Net Transaction Gains
  (Losses)                                       (1.0)       0.4        2.4        1.1         3.5                   1.4       17.0
Venture Capital Net Investment Gains
  (Losses)                                                                       (13.9)                   3.8        0.4       (1.8)
Mortgage Loan Net Transaction Gains
  (Losses)                                                                                     3.2
Affiliate Equity Security Transactions
  Gains (Losses)                                  3.7                                         10.0        0.4
Real Estate Net Transaction Gains (Losses)       (0.3)      (0.3)      (0.2)       0.2         0.1        0.1       (0.2)
Settlement of HRH Stock Purchase Contracts                                        86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                 (1.3)       2.5        6.0       (0.6)        2.2        0.4        0.2        2.7
Debt and Equity Securities Pledged
  as Collateral                                   0.7       (0.5)       1.1        1.2        (1.0)       0.1        0.1       (0.2)
                                            ----------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
Total Net Transactions Gains                     (5.4)       2.2        6.7       66.0        34.1       19.8        4.7       25.8
                                            ----------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
Net Realized Investment Gains (Losses)          (17.9)      (7.8)       2.2       57.7        33.2       17.4        3.1       22.8
                                            ==========  =========  =========  =========   =========  =========  =========  =========

Closed Block Applicable PDO (Reduction)          (4.4)      (6.7)       4.2       (5.5)       19.2       13.4        6.0        7.4
Applicable Deferred Acquisition
  Costs (Credit)                                 (4.8)       1.0       (4.5)      25.9        (2.6)      (0.2)      (1.1)       0.4
Applicable Deferred Income Tax (Credit)          (3.2)      (0.3)       0.5       12.2         6.2        1.2       (0.7)       5.0
                                            ----------  ---------  ---------  ---------   ---------  ---------  ---------  ---------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $   (5.5)   $  (1.8)   $   2.0    $  25.1     $  10.4    $   3.0    $  (1.1)   $  10.0
                                            ==========  =========  =========  =========   =========  =========  =========  =========
